WABASH NATIONAL®

OUR INNOVATION MOVES THE WORLD™

# Business Update

October 2009

# Safe Harbor Statement

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations.

# Company At-A-Glance

## #1 North American Designer, Manufacturer and Marketer of Truck Trailers and Related Transportation Equipment

- **23% market share in 2008**
  - *No. 1 in Van Trailer production*
  - *No. 2 in Platform Trailer production*
  - *No. 3 in Refrigerated Trailer production*
  - *No. 1 or 2 in Total Trailer production since 1992*
- **Best-known brands**

| ($ - millions) | 2008 | YTD 6/30/09 |
|---|---|---|
| **Revenue By Segment:** | | |
| Manufacturing | $694.2 | $125.2 |
| Retail & Distribution | 142.0 | 38.9 |
| | $836.2 | $164.1 |
| **Revenue by Product:** | | |
| New trailers | $741.0 | $129.0 |
| Used trailers | 36.5 | 11.4 |
| Parts & Service | 53.1 | 23.3 |
| Other | 5.6 | 0.4 |
| | $836.2 | $164.1 |

# Comprehensive Product Offering

58% of Sales

## DuraPlate® Dry Vans



## DuraPlate HD® Dry Vans



11% of Sales

## Refrigerated Vans



9% of Sales

## Pups



4% of Sales

## Sheet & Post Dry Vans



3% of Sales

## Steel Platforms

**Eagle ® Flatbed**



**D-Eagle ® Drop Deck**



2% of Sales

## Benson ™ Dumps

**Dump Trailers**



**Dump Truck Bodies**



<1% of Sales

## Aluminum Platforms

**Benson ™ Aluminum**



**Benson ™ Aluminum Drop**



<1% of Sales

## RoadRailer® Intermodal



# Premier Carrier Relationships

WABASH NATIONAL

KNIGHT TRANSPORTATION

WERNER ENTERPRISES SPECIALIZED CARRIER

Con-way FREIGHT

HeartLand Express

DART

J.B. HUNT

INTERSTATE DIST. CO.

SCHNEIDER NATIONAL

SWIFT TRANSPORTATION CO. INC.

FedEx Express

Old Dominion Freight Line solutions

Celadon

YELLOW SERVICES

England

AVERITT

U. S. XPRESS ENTERPRISES, INC.

PRIME inc.

**34% of Top 100 For-Hire Fleets are Wabash customers;**
**44% of Top 50 For-Hire Fleets are Wabash customers**

# Geographic Sales & Distribution Overview



ALBERTA
SASKATCHEWAN
MANITOBA
ONTARIO
MONTANA
WYOMING
NEVADA
UTAH
COLORADO
ARIZONA
KANSAS
TEXAS
Los Angeles
San Diego
Pacific Ocean
New York
Philadelphia
Atlantic Ocean
Dallas
Houston
MEXICO

**VANS**

- Factory Direct - 4 salespeople
- Independent Dealers
  - 25 Dealers - 49 Locations - 100+ salespeople

**FLATBEDS**

- Full-Line - 18 Dealers - 43 locations
- Steel & Combo Platform - 51 Dealers - 69 locations
- Aluminum Platform - 7 Dealers - 9 locations
- Dump Dealers - 8 Dealers -10 locations

**WABASH NATIONAL TRAILER CENTERS**

- 25+ salespeople - 15 stores (10 Full Service, 1 Sales-Only, 4 Used Trailer Centers)

**GO-TO-MARKET STRATEGY**

- Mid to Large Sized Fleets with Internal Service Capabilities Served with Factory Direct Sales Team
- Small to Mid Sized Fleets that Utilize External Service Capabilities Served with Retail Network Consisting of Independent Dealers and Company Owned Branches

**CHANNEL OPTIMIZATION – ESTABLISH RETAIL EXCELLENCE PROGRAM**

- Deliver Best In Class Support to Drive Customers to Prefer Wabash Products and Services
- Drive Wabash Operational Excellence Throughout Sales Channels to Maximize Profitability

**Sales Channel Optimization that Drives Business Results**

# Key Initiatives

| | |
|---|---|
| Leverage Product Offering | • Product Portfolio Opportunities |
| Drive Innovation | • Industry Leading Technology |
| Increase Diversification | • DuraPlate® Products Group |
| Improve Operational Excellence | • Lafayette Manufacturing Transformation<br>• Purchasing Consortium |
| Streamline Cost Footprint | • Cost Reduction Initiatives |
| Address Liquidity | • Recapitalization |

# Product Portfolio Opportunities



Strong
Weak
Wabash Position/Share (%)
Pup
DuraPlate
Flat
Reefer
Sheet & Post
Dump
Specialty
Low
High
Opportunity for Technological Innovation

*Sources: * ACT. **Transport Topics*

## DuraPlate®

- DuraPlate remains the product innovator and dry van leader - growing from 26% of new dry van sales in 2002 to approximately 35% in 2008*

## Reefer

- Wabash Reefer product is now viewed as equal to or superior to the competition. Wabash continues to increase product penetration among large fleets.

## Pup

- LTL market offers focused, target market for DuraPlate pup trailers. WNC customer base represents 59% of the top 28 LTL fleets.**

## Flat

- Transcraft flats, made from steel, aluminum and combination of materials represents quality and performance to provide transportation solutions to a variety of markets.

## Sheet & Post

- Sheet & post trailers are 'me-too' products – supports dealer and retail walk-ins.

## Dumps

- Dump market is primarily regional in nature and Benson Dumps are the current market leader in the coal fields of Kentucky and West Virginia.

## Specialty Trailers

- Leveraging Brand awareness to provide custom solutions for specialized fleets

# A History of Innovation

- Wabash National was established in 1985;
- Introduced the aluminum plate trailer, becoming the dominant industry producer;
- Developed new technologies by working with the world's largest truckload carriers;
- In 1996 the first composite dry van, DuraPlate®, was introduced. Today there are over 350,000 DuraPlate trailers on the road;
- In 2008 Wabash National enjoyed the highest dry van market share in the industry.

| 1985 | 1985 | 1987 | 1996 | 2004 |
|---|---|---|---|---|
| **Sheet & Post** | **FRP Trailer** | **Aluminum Plate** | **DuraPlate** | **DuraPlate HD** |
| • commodity | • smooth interior | • wide/smooth interior | • Recyclable | • high performance |
| • versatile | • increased interior width | • low maintenance | • durable | • durable |
| • high maintenance | • difficult repair | • high material costs | • longest useful life | • longest useful life |
| • high total cost of ownership | • heavy | • aluminum price fluctuation | • Easy to repair | • heavy-duty applications |
| | | | • lowest total cost of ownership | • lowest total cost of ownership |

**Leading the way in trailer technologies that deliver value**

# Industry Leading Innovations

| Innovation | Launch Date | Description |
| --- | --- | --- |
| Bonded Skylight | 2008 | Reduces leaks and simplifies repairs |
| TrustLock Plus® Door Lock | 2009 | Proprietary single-lock closing mechanism |
| DuraPlate® AeroSkirt ™ & Support | 2009 | Proven 5.6% fuel efficiency improvement |
| Bonding Technologies | 2009 | Sidewalls and Logistics |
| New DuraPlate® HD Dry Van | 2009 | Increased damage resilience with enhanced floor rating |
| DuraPlate® Arched Roof | 2009 | Enhanced damage resistance and reduced maintenance/downtime |
| Tire Hauler | 2009 | Proprietary solution for revolutionary cost-effective transport of 13' tires |

**Customer driven commercialization process**

# Industry Leading Innovations



**Tire Hauler**

- No permitting required for highway transport
- No chase vehicles required
- Simplifies load / unload / securement
- Improved stability – torsional rigidity
- Backhaul capable



**TrustLock Plus®**

- Lower handle – 13" lower for safety consideration
- Safety Wedge Cam – 150° vs. 90° operation
- Security – Robust Hasp Design
- Thrust Bearing – Eliminates need for 4 lock rods
- Door holdback – 3" IPO 7" or more

# Leveraging DuraPlate® Innovation

**DuraPlate Composite Sidewall Panels**

- High density polyethylene (HDPE) core bonded between two sheets of high-strength steel
- Lower cost of ownership:
  - Longer life
  - Lower maintenance cost
  - Increased durability
  - Enhanced trade in values



Pre-coated galvanized steel skin
Foamed HDPE Core
Galvanized steel skin

**DuraPlate Products Group**

- Become a leader and global provider of composite products
- Secure a leadership position through developing a comprehensive product offering and IP portfolio
- Partner with customers where we add value by providing a solution



PODS

**Composite panel is extremely strong, lightweight and damage resistant which lowers total cost of ownership**

# Lafayette Manufacturing Transformation

Operational excellence initiative combining lean product standardization, material flow advancements and lean manufacturing methods have resulted in significant improvements:

- Standardized multiple dry van design platforms to a single platform, reducing part design variability by >50%;
- Consolidated six dry lines to three highly flexible, more efficient and higher velocity production lines, while maintaining production capacity of 60k+;
- Consolidated all material warehousing to one location, providing for greatly improved levels of material flow, and eliminating 153 fork truck miles per shift;
- Established mixed model scheduling capability to dramatically improve manufacturing responsiveness and working capital management;
- Improved safety through reduction of waste generating activities.

**Cost savings of over $4M at revised projected '09 production**

# Purchasing Consortium

Established to identify and increase efficiencies and economies of scale in the procurement of raw materials, component parts and services to the economic benefit of its Members

- Achieve incremental cost reduction not available through individual efforts
- Each Member associated with the transportation industry
- Costs and benefits are appropriately apportioned between the Members
- Quarterly spend data uploads into Technology Insights Spend Portal
  - Allows spend data to be analyzed in a variety of ways
  - Will be the basis to develop and drive Member Savings Reporting Tools


Wabash National
Utilimaster
VT Specialized
Kentucky Trailer

**2009 estimated combined Associate Member spend ~ $170M**

# Cost Actions Implemented to Date

- **Compensation & Benefit Reductions**
  - Headcount reductions of 250+ salaried positions; down 40% since 2007
  - 15% reduction in all salary compensation; 17% for executives
  - Approximately 10% hourly pay reduction
  - Introduction of a Voluntary Unpaid Layoff Program with continuation of benefits
  - Reduction of standard work week hours for most associates
  - Suspension of 401(k) and non-qualified plan match
  - Suspension of tuition reimbursement program
- **Capital Conservation Initiatives**
  - Suspension of quarterly dividend
  - Reductions in CapEx - $2M total plan for 2009
- **Cost Control Activities**
  - Travel and entertainment reductions
  - Advertising, promotions and membership reductions
  - Reduced outside services

**Over $35M in cumulative cash savings in 2009**

# August 2009 Recapitalization

## Lincolnshire Investment

- Trailer Investments, LLC, purchased $35M of redeemable preferred stock in three separate and newly-issued series with annual dividend rates averaging 16%;
- Dividends payments may be accrued for the first two years to the extent cash flow does not permit payment;
- Dividend rates increase if the preferred shares have not been redeemed after five years;
- Trailer Investments, LLC, received a nominal-value, immediately-exercisable warrant for common shares representing 44.2% of the total outstanding common shares of the Company;
- Common share stake can increase to as much as 49.99%, contingent upon certain future conditions;
- Trailer Investments, LLC, receives five BOD seats (of 12, total).

## Amended Revolving Credit Facility

- Three year term and total commitment of $100M, subject to a borrowing base;
- Cures / removes all existing defaults;
- Provides $5M of additional liquidity through the lowering of certain loan availability reserves
- Moves pricing to current market rates;
- Subject to amendment fee of 75 basis points.

# Historical Trailer Cycles



Trailer Net Orders 1991 - Present
Source: ACT Research
40,000
30,000
20,000
10,000
0
Early '90s Cycle
Late '90s Cycle
Current Cycle
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10

**WNC Units**

| Cycle Lows | Units |
|---|---|
| Feb. '91 | 7,555 |
| Dec. '95 | 4,468 |
| July '01 | 6,472 |
| Dec. '08 | 3,939 |

- Previous two cycles lasted 58 and 67 months. Current cycle reached the lowest point to date in Dec.'08, at month 90
- Historical cycle lengths, as well as volumes at cycle lows, suggest trailer volumes may have already reached bottom last December

**Cautiously optimistic about demand recovery In 2010**

# Cyclical Industry Trends



Trailer Net Orders
120,000
100,000
80,000
60,000
40,000
20,000
0
Late '90s Cycle
Current Cycle
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
Quarterly Change
Q2'91
Q3'92
Q4'93
Q1'95
Q2'96
Q3'97
Q4'98
Q1'00
Q2'01
Q3'02
Q4'03
Q1'05
Q2'06
Q3'07
Q4'08
Trailer Net Orders
Total Manufacturing Inventories
Tonnage Data

- During the past three cycles, improvements in quarterly changes in tonnage have preceded an absolute increase in trailer orders; however, current cycle data suggests lag time may not be as pronounced
- Sustainable improvements in inventories and tonnage data would support increasing trailer demand going forward

# Trailer Loadings



Loadings by Trailer Type [thousands; Seasonally Adjusted]
30,000
25,000
20,000
15,000
10,000
5,000
0
JAN'92
JAN'03
JAN'04
JAN'95
JAN'96
JAN'97
JAN'98
JAN'99
JAN'00
JAN'01
JAN'02
JAN'03
JAN'04
JAN'05
JAN'06
JAN'07
JAN'08
JAN'09
JAN'10
Dry Van Loadings
Platform Loadings
Reefer Loadings

*Source: FTR Associates*

- Freight Loadings are expected to decline 9.8% in 2009 with Dry Vans being hit the hardest at a decline of 11.1%
- Forecasts call for Loadings to bottom out in 3Q 2009 with slow growth through 2011

**Trailer loadings beginning to stabilize**

# Industry Outlook

- 2010 Total trailer shipments forecast in the range of 88K to 116K units
- Double digit year over year growth forecast through 2013
- Replacement demand is estimated at 175,000 – 200,000 trailers in a normal year
- WNC expects 2009 trailer orders between 11K and 13K



Total Trailer Shipments
ACT Ship Estimates
FTR Build Estimates
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

*Source: ACT Research and FTR Associates*

**Trailer shipments forecasted to improve in 2010**

WABASH NATIONAL

OUR INNOVATION MOVES THE WORLD™

# Financials

# Financial Highlights

## Revenue


($ millions)
1,400
1,200
1,000
800
600
400
200
0
$1,213.7
$1,312.2
$1,102.5
$836.2
$164.1
2005
2006
2007
2008
6 mon. '09

## Diluted EPS


6
4
2
0
-2
-4
-6
$3.06
$0.30
$0.52
-$4.20
-$1.53
2005
2006
2007
2008
6 mon. '09

## Gross Margin


12%
7%
2%
-3%
-8%
-13%
11%
8%
8%
3%
-13%
2005
2006
2007
2008
6 mon. '09

## EBITDA Margin


12%
7%
2%
-3%
-8%
-13%
-18%
-23%
8%
3%
5%
-10%
-21%
2005
2006
2007
2008
6 mon. '09

# Consolidated Balance Sheet

($ in thousands)

| | | '06 Act | | '07 Act | | '08 Act | | Act 6/30/09 |
|---|---|---|---|---|---|---|---|---|
| **Assets** | | | | | | | | |
| CURRENT ASSETS: | | | | | | | | |
| Cash and cash equivalents | $ | 29,885 | $ | 41,224 | $ | 29,766 | $ | 6,737 |
| Accounts receivable, net | | 110,462 | | 68,752 | | 37,925 | | 17,994 |
| Inventories | | 133,133 | | 113,125 | | 92,896 | | 67,720 |
| Deferred taxes | | 26,650 | | 14,514 | | - | | - |
| Prepaid expenses and other | | 4,088 | | 4,046 | | 5,307 | | 3,670 |
| Total current assets | | 304,218 | | 241,661 | | 165,894 | | 96,121 |
| PROPERTY, PLANT AND EQUIPMENT, net | | 129,325 | | 122,063 | | 122,035 | | 115,789 |
| GOODWILL | | 66,692 | | 66,317 | | - | | - |
| DEFFERED INCOME TAXES | | - | | 2,772 | | - | | - |
| INTANGIBLES | | 35,998 | | 32,498 | | 29,089 | | 27,509 |
| OTHER ASSETS | | 20,250 | | 18,271 | | 14,956 | | 13,699 |
| Total Assets | $ | 556,483 | $ | 483,582 | $ | 331,974 | $ | 253,118 |
| **Liabilities and Stockholders' Equity** | | | | | | | | |
| CURRENT LIABILITIES: | | | | | | | | |
| Current portion of long-term debt | $ | - | $ | - | $ | 80,008 | $ | - |
| Current portion of capital lease obligation | | - | | - | | 337 | | 337 |
| Accounts payable | | 90,632 | | 40,787 | | 42,798 | | 33,744 |
| Other accrued liabilities | | 58,706 | | 54,258 | | 45,449 | | 38,613 |
| Total current liabilities | | 149,338 | | 95,045 | | 168,592 | | 72,694 |
| LONG-TERM DEBT, net of current maturities | | 125,000 | | 104,500 | | - | | 62,331 |
| CAPITAL LEASE OBLIGATION | | - | | - | | 4,803 | | 4,637 |
| DEFERRED TAXES | | 1,556 | | - | | - | | - |
| OTHER NONCURRENT LIABILITIES AND CONTINGENCIES | | 2,634 | | 4,108 | | 5,142 | | 3,508 |
| STOCKHOLDERS' EQUITY | | 277,955 | | 279,929 | | 153,437 | | 109,948 |
| Liabilities and Stockholders' Equity | $ | 556,483 | $ | 483,582 | $ | 331,974 | $ | 253,118 |

# Free Cash Flow

| ($ millions) | 2006 | 2007 | 2008 | YTD June 2009 |
|---|---|---|---|---|
| Pretax Income | $ 16.3 | $ 24.7 | $ (108.8) | $ (46.2) |
| Non-Cash Special Charges | 15.4 | (3.3) | 66.3 | - |
| Depreciation & Amortization | 20.6 | 19.5 | 21.5 | 9.6 |
| Working Capital Change ** | 2.6 | 11.9 | 53.1 | 36.1 |
| Capex | (12.9) | (6.7) | (12.6) | (0.6) |
| Stock Based Comp | 4.0 | 4.4 | 5.0 | 2.1 |
| Free Cash Flow | $ 46.0 | $ 50.5 | $ 24.5 | $ 1.0 |
| EBITDA (Operating)* | $ 62.9 | $ 50.3 | $ (11.0) | $ (32.2) |

* Defined as Operating Income + Depreciation/Amortization + Stock-based Compensation +/- Other Special Non-Cash Charges

** Working Capital = Accounts Receivable + Inventory - Accounts Payable

# Core Strengths Today & Tomorrow

**Well positioned to manage through the current cycle…**

- **Flight to quality:** Strong value proposition and unmatched suite of products with #1 position in North American trailer market
- **Strong customer relationships:** Long-standing customer relationships with large carriers supported by superb brand recognition
- **Operational excellence:** Implementing cost control and efficiency improvements while right-sizing the business to match current demand
- **Strengthened financial position:** Three-year revolving credit facility with capacity up to $100M; and $35M preferred share sale completed

**Well positioned for the future to deliver sustainable profitability over the long-term…**

- **Innovation leader:** Best-in-class technology (e.g., DuraPlate®)
- **Strong leadership:** Seasoned management team with noteworthy bench strength
- **Compelling strategic plan:** Transform WNC into a diversified industrial manufacturer and service provider with reduced cyclicality, improved profitability and higher growth

OUR INNOVATION MOVES THE WORLD™

# Appendix

# Pro Forma Balance Sheet Presentation

| *(Dollars in thousands)* | As Reported (1) (Unaudited) | Pro Forma Adjustments (2) | Adjusted Pro Forma |
|---|---|---|---|
| ASSETS | | | |
| Current Assets | | | |
| Cash and cash equivalents | $ 6,737 | | $ 6,737 |
| Accounts receivable, net | 17,994 | | 17,994 |
| Inventories | 67,720 | | 67,720 |
| Prepaid expenses and other | 3,670 | | 3,670 |
| Total current assets | 96,121 | | 96,121 |
| Property, Plant and Equipment, net | 115,789 | | 115,789 |
| Intangible Assets | 27,509 | | 27,509 |
| Other Assets | 13,699 | 424 | 14,123 |
| | $ 253,118 | | $ 253,542 |
| LIABILITIES AND STOCKHOLDERS' EQUITY | | | |
| Current Liabilities | | | |
| Current portion of long-term debt | $ - | | $ - |
| Current portion of capital lease obligation | 337 | | 337 |
| Accounts payable | 33,744 | | 33,744 |
| Other accrued liabilities | 38,613 | | 38,613 |
| Warrant | - | 13,226 | 13,226 |
| Total current liabilities | 72,694 | | 85,920 |
| Long-Term Debt | 62,331 | (31,931) | 30,400 |
| Capital Lease Obligation | 4,637 | | 4,637 |
| Other Noncurrent Liabilities and Contingencies | 3,508 | | 3,508 |
| Preferred Stock, net of discount, 25,000,000 shares authorized, $0.01 par value, 35,000 shares outstanding | - | 19,455 | 19,455 |
| Stockholders' Equity | | | |
| Common stock 75,000,000 shares authorized, $0.01 par value, 30,328,154 shares issued and outstanding | 331 | | 331 |
| Additional paid-in capital | 354,511 | | 354,511 |
| Retained deficit | (218,250) | (326) | (218,576) |
| Accumulated other comprehensive income | (1,167) | | (1,167) |
| Treasury stock at cost, 1,675,600 common shares | (25,477) | | (25,477) |
| Total stockholders' equity | 109,948 | | 109,622 |
| | $ 253,118 | | $ 253,542 |

(1) Reflects the unaudited condensed consolidated balance sheet of the Company as of June 30, 2009.

(2) Adjustments required to record impact of the Securities Purchase Agreement as if transaction occurred on June 30, 2009. For further details and related notes, see S-1 Registration Statement filed with SEC on September 2, 2009.

# Pro Forma Income Statement Presentation

| *(Dollars in thousands, except per share amounts)* | As Reported Six Months Ended June 30, 2009 | Pro Forma Adjustments (1) | Pro Forma Six Months Ended June 30, 2009 |
|---|---|---|---|
| Net Sales | $ 164,143 | | $ 164,143 |
| Cost of Sales | 184,850 | | 184,850 |
| Gross Profit | (20,707) | | (20,707) |
| General and Administrative Expenses | 17,173 | | 17,173 |
| Selling Expenses | 6,103 | | 6,103 |
| Loss from Operations | (43,983) | | (43,983) |
| Other Income (Expense) | | | |
| Interest expense | (2,311) | 437 | (1,874) |
| Other, net | 89 | | 89 |
| Loss Before Income Taxes | (46,205) | | (45,768) |
| Income Tax Expense | 14 | | 14 |
| Net Loss | (46,219) | | (45,782) |
| Preferred Stock Dividends | - | 3,437 | 3,437 |
| Net Loss Applicable to Common Stockholders | $ (46,219) | | $ (49,219) |
| Common Stock Dividends Declared | $ - | | $ - |
| Basic Net Loss Per Share | $ (1.53) | | $ (1.63) |
| Diulted Net Loss Per Share | $ (1.53) | | $ (1.63) |
| Comprehensive Loss | | | |
| Net loss | $ (46,219) | | $ (45,782) |
| Reclassification adjustment for interest rate swaps included in net income | 231 | | 231 |
| Changes in fair value of derivatives (net of tax) | 118 | | 118 |
| Net Comprehensive Loss | $ (45,870) | | $ (45,433) |

(1) Adjustments required to record impact of the Securities Purchase Agreement as if transaction occurred on January 1, 2009. For further details and related notes, see S-1 Registration Statement filed with SEC on September 2, 2009.